UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices)   (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 – December 31, 2020

Item 1. Reports to Stockholders.

(a)

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	4
Representation of Schedules of Investments	7
Disclosure of Fund Expenses	8
Schedule of Investments
James Balanced: Golden Rainbow Fund	9
James Small Cap Fund	14
James Micro Cap Fund	17
James Aggressive Allocation Fund	19
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	30
James Balanced: Golden Rainbow Fund - Institutional Class	31
James Small Cap Fund	32
James Micro Cap Fund	33
James Aggressive Allocation Fund	34
Notes to Financial Statements	35
Additional Information	42
Privacy Policy	43

James Advantage Funds	Shareholder Letter

December 31, 2020 (Unaudited)

LETTER TO THE SHAREHOLDERS

OF THE JAMES ADVANTAGE FUNDS

First and foremost, all of us at the James Advantage Funds hope you and your family are in good health, both physically and mentally. To say 2020 was “wild” or “unprecedented” does not fully do justice to how extreme the year truly was. Unfortunately, millions of people across the United States have lost their jobs due to the global pandemic and the need to temporarily close down businesses to slow the spread of Covid-19. Nobody would have believed you if you told them in March they would celebrate Thanksgiving and Christmas with family over a Zoom call or that many stocks and indices would be setting record highs by the end of the year.

The Markets Over the Past Six Months

With 20/20 hindsight, the second half of 2020 saw spectacular returns for the markets. Fear of the virus and shutdowns, turned into hope and optimism as states began to open back up. Enthusiasm grew even more as several pharmaceutical companies announced a potentially effective vaccine to ward off Covid-19. In the second half of calendar year 2020, the Russell 1000® Index increased 24.46% and the NASDAQ advanced by 28.67%. The Russell 2000® Index, which is comprised of small capitalization stocks, was the market leader in the second half of the year advancing 37.85%, perhaps showing more investor confidence as smaller companies are often more vulnerable to major market events.

While stocks were advancing, fixed income investments (bonds) made money too, just not as much as the stock market. Case in point, the Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index, a broad based benchmark of treasuries, government related notes and corporate issues, posted a positive return of 1.10% over the same timeframe.

Investment Goals and Objectives

The James Balanced: Golden Rainbow Fund (the “Golden Rainbow Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Golden Rainbow Fund will generally hold positions in common stocks that in aggregate constitute between 35 percent and 55 percent of the net assets. Bonds held in the fund must be rated at or above Baa2 by Moody’s or BBB by S&P at the time of purchase. The Golden Rainbow Fund may hold municipal bonds, but generally buys them when we feel they are attractively priced compared with taxable bonds.

The Golden Rainbow Fund’s benchmark is a blend of 25% Russell 1000® Index, 25% Russell 2000® Index and 50% Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index. The benchmark is the same for all share classes of the Golden Rainbow Fund. We believe this index to be an appropriate benchmark for the Fund as it provides representation from both large, mid and small capitalization stocks as well as a fixed income component.

The James Aggressive Allocation Fund (the “Aggressive Allocation Fund”) seeks to provide total return through a combination of growth and income, but preservation of capital in declining markets is a secondary objective. Shareholders should be aware this Fund will likely have a higher level of volatility than the Golden Rainbow Fund. The Aggressive Allocation Fund’s benchmark is a blend of 65% Russell 3000® Index and 35% Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index.

The James Small Cap Fund (the “Small Cap Fund”) and the James Micro Cap Fund (the “Micro Cap Fund”) each seek to provide long-term capital appreciation. These Funds hold only equity securities and cash/cash equivalents, under most circumstances. The Small Cap Fund’s benchmark is the Russell 2000® Index, and the Micro Cap Fund’s benchmark is the Russell Microcap® Index.

Investment Philosophy

James Investment Research, Inc., the James Advantage Funds’ adviser (the “Adviser” or “JIR”), commenced operations in 1972 and became known as a value manager, identifying stocks with good relative valuations, profitability and price momentum. The Adviser’s research, along with much academic research, supports the view that value investing tends to outperform growth investing over the longer-run. There are times however when traditional valuation techniques do not equate to future stock market performance. This is why we use a three factor approach, often times relying more on profitability and momentum.

The James Advantage Funds offer several different styles, but they all use the Adviser’s “bargain” or value approach to stock selection. The Aggressive Allocation Fund generally takes on greater risk than the Golden Rainbow Fund in terms of its higher allocation to stocks, but still seeks to reduce that risk in anticipation of a major decline in stock prices. Due to potentially higher equity levels, Aggressive Allocation Fund shareholders should generally have higher risk appetites for their mutual fund investments than those in the Golden Rainbow Fund.

Semi-Annual Report | December 31, 2020	1

Shareholder Letter	James Advantage Funds

December 31, 2020 (Unaudited)

The Micro Cap Fund and the Small Cap Fund invest in smaller capitalization companies. The Small Cap and Micro Cap Funds are niche products designed to meet the objectives of investors who want to establish diversified positions in these areas. As these Funds are equity products, they are intrinsically riskier than other products holding bonds and the shareholder should expect relatively greater volatility in Net Asset Value (“NAV”) prices and a higher standard deviation of returns. Still, these portfolios hold stocks that are ranked highly by the Adviser’s models and pass a thorough review by the Adviser’s researchers and portfolio managers.

The Adviser has no soft-dollar arrangements, and does not purchase research from any broker/dealers.

Strategy for Seeking to Meet Fund Objectives

For the Balanced: Golden Rainbow and the Aggressive Allocation, the main objective is to provide total return through growth and income. The Adviser has always held to the belief preservation of capital in down markets is the key to long-term investment success. Hence, the Golden Rainbow Fund seeks to preserve capital by constructing a portfolio of both bonds and stocks. In the past, stocks have often provided capital appreciation when the economy has proven to be strong. Bonds, in general, are uncorrelated with stocks, and can provide asset class diversification as well as an income stream. In times when the stock market is strong, some investors may forget these positive characteristics of bonds, but the Golden Rainbow Fund has always held a significant position in bonds. The Aggressive Allocation Fund has a similar portfolio construction however it tends to hold a higher allocation to stocks and lower investment in bonds.

The Small Cap Fund and the Micro Cap Fund look for stocks the Adviser believes to be undervalued, using its proprietary research to screen a database of over 3,000 stocks. Deterioration in a stock’s fundamental value characteristics can lead the Adviser to trim or sell the position.

Fund Performance

The Golden Rainbow Fund and the Aggressive Allocation Fund both hold significant bond positions. The expectation is that in periods of strong stock market returns, the Funds will participate, however not to the full extent, in the all stock indices. The same can be said should stocks fall. These balanced styles strive to lessen the volatility many pure stock funds experience. Over the six-month period ended December 31, 2020, the Retail Class shares of the Golden Rainbow Fund advanced 7.19% and the Institutional Class shares advanced 7.32%. The Golden Rainbow Fund paid out a regular dividend every quarter. The Retail Class shares paid 5.23 cents per share in September and 4.91 cents per share in December. The Institutional Class shares paid 6.58 cents per share in September and 6.28 cents per share in December. Additionally, in December the Golden Rainbow Fund paid all shareholders a long-term capital gains distribution of 2.92 cents per share.

Over the six months ended December 31, 2020, the Small Cap Fund increased 29.34%. The Small Cap Fund paid an ordinary dividend of 12.51 cents per share in December and did not pay a capital gain for the year.

The Micro Cap Fund increased 24.57% for the six months ended December 31, 2020. The Fund did not pay a long-term capital gain in December, but it did pay an ordinary dividend of 8.42 cents per share.

The Aggressive Allocation Fund is like the Golden Rainbow Fund in the sense that its strategy requires the Fund to hold both stocks and bonds. However, it is a more aggressive fund and generally will hold a higher allocation to stocks than the Golden Rainbow Fund. The Aggressive Allocation Fund paid an ordinary dividend of 8.86 cents per share in December. No capital gain distribution was paid. For the six months ended December 31, 2020, the Aggressive Allocation Fund increased by 12.99%.

Expectations for the Future

Looking back, we noted the virus and the accompanying shut-downs. However, as we look ahead, we believe there is potential for economic growth due to re-openings and pent up demand. We envision a return to ‘regular life’ with vacations, attending a sporting event and looking forward to, believe it or not, going back into the office. Should the vaccines be distributed in an efficient manner and prove to be successful, all of these things are within our reach. With talk of another additional stimulus plan, consumers may have cash in hand to make these purchases a reality. As such, even at elevated prices, we believe there may be room for stocks to grow.

One casualty of additional government spending may be fixed income investments, bonds. Large sums of money being sent out into the economy could be viewed as inflationary which would erode the future value of fixed income payments.

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James Advantage Funds	Shareholder Letter

December 31, 2020 (Unaudited)

There is certainly a possibility this is a very slow process and takes a while longer than expected, or there may be setbacks due to spikes in Covid-19 numbers. We understand these speedbumps and expect them along the way. As issues arise, our active management approach allows us to remain flexible and take action accordingly.

Thank you once again for your continued support and confidence in the James Advantage Funds.

Brian P. Shepardson

Secretary

The James Advantage Funds

Brian Shepardson is a registered representative of ALPS Distributors, Inc.

The statements and opinions expressed are those of the author, are as of the date of this report, are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors may obtain performance information current to the last month-end at www.jamesinvestment.com.

NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Standard deviation is a measure of the dispersion of a set of data from its mean and is one of the key fundamental risk measures used in the financial services industry.

Credit ratings apply the underlying holdings of the Fund, and not to the Fund itself. Moody’s and S&P study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency's opinion of the holdings financial condition and histories. The ratings shown (Baa2 by Moody’s/BBB by S&P) are all considered investment grade and are listed by highest to lowest in percentage of what the Fund holds.

Diversification does not eliminate the risk of experiencing investment loss.

ALPS Distributors, Inc. 1290 Broadway, Ste. 1000, Denver, CO 80203 (Member FINRA). ALPS is not affiliated with James Investment Research, Inc.

Semi-Annual Report | December 31, 2020	3

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10, 000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	1.54%	2.39%	4.36%	7.03%
Blended Index(1)	14.66%	9.44%	8.17%	8.25%
Russell 1000® Index	20.96%	15.60%	14.01%	10.56%
Russell 2000® Index	19.96%	13.26%	11.20%	10.22%
Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index	6.43%	3.64%	3.11%	5.25%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

(2)	Fund and Class inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 1.13%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	1.83%	2.65%	4.62%	6.99%
Blended Index(1)	14.66%	9.44%	8.17%	10.78%
Russell 1000® Index	20.96%	15.60%	14.01%	17.96%
Russell 2000® Index	19.96%	13.26%	11.20%	16.86%
Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index	6.43%	3.64%	3.11%	3.61%

(1)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
(2)	Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 0.88%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index, Russell 2000® Index, Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 or $50,000 Charts

December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	-1.11%	1.65%	5.63%	6.54%
Russell 2000® Index	19.96%	13.26%	11.20%	9.54%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Micro Cap Fund	-4.20%	4.48%	7.46%	8.61%
Russell Microcap® Index	20.96%	11.89%	10.55%	12.80%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2020	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund

Average Annual Total Returns

	1 Year	5 Years	Since Inception(2)
James Aggressive	-1.43%	3.47%	1.48%
Blended Index(1)	17.43%	12.01%	10.67%
Russell 3000® Index	20.89%	15.43%	13.50%
Bloomberg Barclays U.S. Aggregate Government/ Credit Bond Index	8.92%	4.98%	4.68%

(1)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index and a 35% weighting in the Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index.
(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2020, was 0.99%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index, Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Representation of Schedules of Investments

December 31, 2020 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation
(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation
(% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | December 31, 2020	7

Disclosure of Fund Expenses	James Advantage Funds

December 31, 2020 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2020(a)	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.17%	$ 1,000.00	$ 1,071.90	$6.11
Retail Class Hypothetical (5% return before expenses)	1.17%	$ 1,000.00	$ 1,019.31	$5.96
Institutional Class Actual	0.92%	$ 1,000.00	$ 1,073.20	$4.81
Institutional Class Hypothetical (5% return before expenses)	0.92%	$ 1,000.00	$ 1,020.57	$4.69
James Small Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,293.40	$8.67
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.64	$7.63
James Micro Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,244.70	$8.49
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.64	$7.63
James Aggressive Allocation Fund
Actual	1.01%	$ 1,000.00	$ 1,129.90	$5.42
Hypothetical (5% return before expenses)	1.01%	$ 1,000.00	$ 1,020.11	$5.14

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

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James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-52.62%
	Communication Services-4.21%
7,000	Alphabet, Inc., Class A*	$12,268,480
130,904	Comcast Corp., Class A	6,859,370
16,700	Facebook, Inc., Class A*	4,561,772
55,000	Verizon Communications, Inc.	3,231,250
		26,920,872

	Consumer Discretionary-5.44%
9,610	Alibaba Group Holding, Ltd., Sponsored ADR*	2,236,535
1,500	Amazon.com, Inc.*	4,885,395
12,831	Deckers Outdoor Corp.*	3,679,674
26,000	Helen of Troy, Ltd.*	5,776,940
16,930	Home Depot, Inc.	4,496,947
10,000	LGI Homes, Inc.*	1,058,500
30,000	McDonald's Corp.	6,437,400
20,540	Target Corp.	3,625,926
37,500	TJX Cos., Inc.	2,560,875
		34,758,192

	Consumer Staples-3.13%
40,000	Coca-Cola Co.	2,193,600
6,220	Costco Wholesale Corp.	2,343,572
46,000	Procter & Gamble Co.	6,400,440
62,785	Walmart, Inc.	9,050,458
		19,988,070

	Energy-1.74%
49,400	Chevron Corp.	4,171,830
23,000	Pioneer Natural Resources Co.	2,619,470
20,000	Renewable Energy Group, Inc.*	1,416,400
52,177	Valero Energy Corp.	2,951,653
		11,159,353

	Exchange Traded Funds-5.83%
457,836	iShares® Gold Trust*	8,300,567
50,330	iShares® Russell 2000® ETF	9,867,700
45,000	iShares® Russell 2000 Value ETF	5,928,750
140,000	Schwab Emerging Markets Equity ETF	4,291,000
85,000	Vanguard® FTSE All-World ex-US ETF	4,960,600
27,480	Vanguard® Small-Cap Value ETF	3,907,931
		37,256,548

	Financials-5.38%
12,000	Arthur J Gallagher & Co.	1,484,520
7,000	BlackRock, Inc.	5,050,780
81,694	Fifth Third Bancorp	2,252,304
83,070	JPMorgan Chase & Co.	10,555,705
40,034	LPL Financial Holdings, Inc.	4,172,343
7,500	MSCI, Inc.	3,348,975
17,630	Nelnet, Inc., Class A	1,255,961
40,000	Progressive Corp.	3,955,200

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
	Financials (continued)
6,111	SVB Financial Group*	$2,370,029
		34,445,817

	Health Care-5.71%
40,003	Abbott Laboratories	4,379,928
9,000	Anthem, Inc.	2,889,810
95,000	AstraZeneca PLC, Sponsored ADR	4,749,050
10,000	Danaher Corp.	2,221,400
16,455	Eli Lilly & Co.	2,778,262
43,170	Johnson & Johnson	6,794,095
110,000	Pfizer, Inc.	4,049,100
18,780	UnitedHealth Group, Inc.	6,585,770
12,500	Zoetis, Inc.	2,068,750
		36,516,165

	Industrials-5.93%
34,500	AGCO Corp.	3,556,605
17,352	Caterpillar, Inc.	3,158,411
9,801	Deere & Co.	2,636,959
27,300	Eaton Corp. PLC	3,279,822
17,000	FedEx Corp.	4,413,540
15,000	Generac Holdings, Inc.*	3,411,150
8,300	Lockheed Martin Corp.	2,946,334
32,500	MasTec, Inc.*	2,215,850
10,000	Old Dominion Freight Line, Inc.	1,951,800
62,500	Schneider Electric SE, ADR	1,809,375
21,500	Union Pacific Corp.	4,476,730
17,500	United Rentals, Inc.*	4,058,425
		37,915,001

	Information Technology-10.89%
6,000	Adobe, Inc.*	3,000,720
107,500	Apple, Inc.	14,264,175
11,000	ASML Holding NV	5,364,920
18,048	Cadence Design Systems, Inc.*	2,462,289
38,000	Insight Enterprises, Inc.*	2,891,420
24,300	Invesco S&P® 500 Equal Weight Technology ETF	6,161,265
7,175	Lam Research Corp.	3,388,537
12,500	Mastercard, Inc., Class A	4,461,750
52,500	Microsoft Corp.	11,677,050
6,161	NVIDIA Corp.	3,217,274
21,000	PayPal Holdings, Inc.*	4,918,200
5,372	ServiceNow, Inc.*	2,956,910
29,819	SYNNEX Corp.	2,428,459
22,500	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,453,400
		69,646,369

	Materials-1.72%
21,770	Avery Dennison Corp.	3,376,745
22,745	Celanese Corp.	2,955,485
8,000	Ecolab, Inc.	1,730,880
44,072	James Hardie Industries PLC, ADR*	1,307,175

See Notes to Financial Statements.

10	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
	Materials (continued)
35,000	Sealed Air Corp.	$1,602,650
		10,972,935

	Real Estate-1.09%
6,000	Equinix, Inc., REIT	4,285,080
27,000	Prologis, Inc., REIT	2,690,820
		6,975,900

	Utilities-1.55%
37,500	American Water Works Co., Inc.	5,755,125
53,540	NextEra Energy, Inc.	4,130,611
		9,885,736
TOTAL COMMON STOCKS
(Cost $265,119,882)		336,440,958

Shares or Principal Amount		Value
CORPORATE BONDS-12.88%
	Communication Services-0.17%
$1,000,000	AT&T, Inc., 2.950%, 7/15/26	1,105,208

	Consumer Discretionary-2.34%
5,000,000	eBay, Inc., 2.600%, 7/15/22	5,146,177
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,243,859
785,000	McDonald's Corp., 5.700%, 2/1/39	1,133,232
1,000,000	Ross Stores, Inc., 4.700%, 4/15/27	1,179,697
2,000,000	Starbucks Corp., 2.550%, 11/15/30	2,162,276
		14,865,241

	Consumer Staples-0.77%
1,950,000	Keurig Dr Pepper, Inc., 2.530%, 11/15/21	1,985,942
2,000,000	Walmart, Inc., 5.250%, 9/1/35	2,909,858
		4,895,800

	Exchange Traded Funds-0.94%
25,000	iShares® Convertible Bond ETF	2,413,750
25,000	iShares® Trust 5-10 Year Investment Grade Corporate Bond ETF	1,544,750
25,000	SPDR® Bloomberg Barclays Convertible Securities ETF	2,069,750
		6,028,250

	Financials-2.76%
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,272,552
2,000,000	Citigroup, Inc., 3.875%, 3/26/25	2,232,195
1,000,000	Goldman Sachs Group, Inc., 3.500%, 4/1/25	1,112,021
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	5,016,909
1,000,000	Wells Fargo & Co., 2.000%, 5/15/25	1,001,836
		17,635,513

	Health Care-0.79%
5,000,000	Johnson & Johnson, 1.300%, 9/1/30	5,019,061

	Industrials-0.90%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,810,016
1,000,000	General Electric Co., 2.700%, 10/9/22	1,043,045
2,000,000	General Electric Co., 6.875%, 1/10/39	2,943,610
		5,796,671

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
	Information Technology-4.21%
$2,500,000	Apple, Inc., 2.050%, 9/11/26	$2,672,621
2,000,000	Automatic Data Processing, Inc., 1.250%, 9/1/30	1,995,141
5,000,000	Intel Corp., 3.300%, 10/1/21	5,110,929
5,000,000	Intel Corp., 2.875%, 5/11/24	5,394,566
3,700,000	Microsoft Corp., 5.200%, 6/1/39	5,576,819
5,000,000	Oracle Corp., 2.500%, 5/15/22	5,133,553
1,000,000	PayPal Holdings, Inc., 2.650%, 10/1/26	1,098,924
		26,982,553
TOTAL CORPORATE BONDS
(Cost $74,594,836)		82,328,297

Shares or Principal Amount		Value
MUNICIPAL BONDS-2.76%
	Hawaii-1.53%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	9,776,250

	Ohio-1.23%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,883,516

TOTAL MUNICIPAL BONDS
(Cost $16,789,001)		17,659,766

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-5.78%
	Federal Farm Credit Banks Funding Corp.-1.32%
2,000,000	0.670%, 8/4/25	2,000,141
5,725,000	2.750%, 11/6/26	6,426,811
		8,426,952

	Federal Home Loan Banks-3.28%
10,000,000	2.875%, 6/13/25	11,103,989
2,000,000	0.580%, 9/11/25	1,992,842
2,500,000	0.850%, 10/15/27	2,486,138
5,000,000	4.080%, 5/25/33	5,407,948
		20,990,917

	Tennessee Valley Authority-1.18%
5,000,000	5.250%, 9/15/39	7,501,632

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $33,901,678)		36,919,501

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-3.85%
	Fannie Mae Pool-3.60%
5,951,201	3.500%, 9/1/33	6,434,624
15,646,739	2.500%, 1/1/57	16,606,710
		23,041,334
	Fannie Mae REMICS-0.25%
1,529,558	3.500%, 5/25/47	1,571,068

TOTAL MORTGAGE BACKED SECURITIES
(Cost $22,647,407)		24,612,402

See Notes to Financial Statements.

12	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-20.18%
	U.S. Treasury Bonds-10.86%
$24,000,000	2.000%, 8/15/25	$25,845,937
28,000,000	2.750%, 2/15/28	32,095,000
10,000,000	2.625%, 2/15/29	11,473,828
		69,414,765

	U.S. Treasury Notes-6.30%
40,000,000	2.375%, 4/15/21	40,256,250

	United States Treasury Inflation Indexed Bonds-3.02%
18,344,900	0.625%, 4/15/23	19,314,151

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $120,325,010)		128,985,166

Shares or Principal Amount		Value
FOREIGN BONDS-1.19%
	Singapore Government Bond-1.19%
SGD 10,000,000	2.250%, 6/1/21	7,622,579

TOTAL FOREIGN BONDS
(Cost $7,421,474)		7,622,579

	Shares or Principal Amount	Value
	SHORT TERM INVESTMENTS-0.63%
	Mutual Fund-0.63%
4,039,394	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.040%	4,039,394

	TOTAL SHORT TERM INVESTMENTS
	(Cost $4,039,394)	4,039,394

	TOTAL INVESTMENT SECURITIES-99.89%
	(Cost $544,838,682)	638,608,063
	OTHER ASSETS IN EXCESS OF LIABILITIES-0.11%	723,727
	NET ASSETS-100.00%	$639,331,790

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

SGD - Singapore Dollar

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	13

Schedule of Investments	James Small Cap Fund

December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS-97.38%
	Consumer Discretionary-13.69%
3,270	Deckers Outdoor Corp.*	$937,771
3,045	Helen of Troy, Ltd.*	676,569
5,300	LGI Homes, Inc.*	561,005
23,300	MDC Holdings, Inc.	1,132,380
3,800	Meritage Homes Corp.*	314,716
11,480	Patrick Industries, Inc.	784,658
10,200	PetMed Express, Inc.	327,012
		4,734,111

	Consumer Staples-3.04%
10,975	Ingles Markets, Inc., Class A	468,193
13,770	Village Super Market, Inc., Class A	303,766
5,855	Weis Markets, Inc.	279,928
		1,051,887

	Energy-2.43%
35,000	Frontline, Ltd.	217,700
7,600	HollyFrontier Corp.	196,460
52,365	WPX Energy, Inc.*	426,775
		840,935

	Financials-26.12%
18,080	American Equity Investment Life Holding Co.	500,093
3,870	American Financial Group, Inc.	339,089
16,000	Assured Guaranty, Ltd.	503,840
47,725	Chimera Investment Corp., REIT	489,181
13,520	Evercore, Inc., Class A	1,482,333
77,700	First BanCorp	716,394
36,000	Genworth Financial, Inc., Class A*	136,080
6,300	Green Dot Corp., Class A*	351,540
4,700	Houlihan Lokey, Inc.	315,981
55,410	Ladder Capital Corp., REIT	541,910
7,300	LPL Financial Holdings, Inc.	760,806
13,975	Piper Sandler Cos.	1,410,078
31,700	Radian Group, Inc.	641,925
40,575	Sixth Street Specialty Lending, Inc.	841,931
		9,031,181

	Health Care-7.69%
57,000	Innoviva, Inc.*	706,230
8,690	Integer Holdings Corp.*	705,541
11,650	National HealthCare Corp.	773,677
24,240	Tivity Health, Inc.*	474,862
		2,660,310

	Industrials-18.97%
2,300	AGCO Corp.	237,107
24,030	Boise Cascade Co.	1,148,634
18,955	Encore Wire Corp.	1,148,104
4,570	FTI Consulting, Inc.*	510,560
5,980	Generac Holdings, Inc.*	1,359,912
24,198	Hillenbrand, Inc.	963,080

See Notes to Financial Statements.
14	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments

December 31, 2020 (Unaudited)

Shares		Value
	Industrials (continued)
12,200	MasTec, Inc.*	$831,796
4,435	TriNet Group, Inc.*	357,461
		6,556,654

	Information Technology-17.79%
5,350	Avnet, Inc.	187,838
4,465	CMC Materials, Inc.	675,554
5,035	Concentrix Corp.*	496,954
5,200	EVERTEC, Inc.	204,464
6,990	Insight Enterprises, Inc.*	531,869
20,245	Nova Measuring Instruments, Ltd.*	1,429,297
13,500	PC Connection, Inc.	638,415
21,500	Super Micro Computer, Inc.*	680,690
10,360	Sykes Enterprises, Inc.*	390,261
2,535	SYNNEX Corp.	206,450
9,700	TTEC Holdings, Inc.	707,421
		6,149,213

	Materials-3.52%
16,000	Cleveland-Cliffs, Inc.	232,960
2,686	Innospec, Inc.	243,701
13,120	Schnitzer Steel Industries, Inc., Class A	418,659
7,130	Sealed Air Corp.	326,483
		1,221,803

	Real Estate-2.46%
32,500	Lexington Realty Trust, REIT	345,150
33,280	Xenia Hotels & Resorts, Inc., REIT	505,856
		851,006

	Utilities-1.67%
3,385	IDACORP, Inc.	325,062
5,935	Portland General Electric Co.	253,840
		578,902
TOTAL COMMON STOCKS
(Cost $25,848,929)		33,676,002

Shares		Value
SHORT TERM INVESTMENTS-2.57%
	Mutual Fund-2.57%
890,309	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.040%	890,309

TOTAL SHORT TERM INVESTMENTS
(Cost $890,309)		890,309

TOTAL INVESTMENT SECURITIES-99.95%
(Cost $26,739,238)		34,566,311
OTHER ASSETS IN EXCESS OF LIABILITIES-0.05%		15,596
NET ASSETS-100.00%		$34,581,907

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	15

Schedule of Investments	James Small Cap Fund

December 31, 2020 (Unaudited)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

16	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments

December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS-97.96%
	Communication Services-1.62%
21,500	Gray Television, Inc.*	$384,635
		384,635

	Consumer Discretionary-18.24%
16,230	Century Communities, Inc.*	710,549
30,210	Haverty Furniture Cos., Inc.	835,911
20,820	M/I Homes, Inc.*	922,118
20,326	Patrick Industries, Inc.	1,389,282
10,000	PetMed Express, Inc.	320,600
8,856	Sportsman's Warehouse Holdings, Inc.*	155,423
		4,333,883

	Consumer Staples-7.42%
19,230	Ingles Markets, Inc., Class A	820,352
6,557	John B Sanfilippo & Son, Inc.	517,085
7,364	Rite Aid Corp.*	116,572
14,030	Village Super Market, Inc., Class A	309,502
		1,763,511

	Energy-0.79%
7,145	NACCO Industries, Inc., Class A	187,913
		187,913

	Financials-21.34%
57,215	Ares Commercial Real Estate Corp., REIT	681,431
26,746	Donnelley Financial Solutions, Inc.*	453,880
48,590	Enova International, Inc.*	1,203,574
9,320	Federal Agricultural Mortgage Corp., Class C	692,010
17,136	Merchants Bancorp	473,468
25,456	OFG Bancorp	471,954
10,830	Piper Sandler Cos.	1,092,747
		5,069,064

	Health Care-11.61%
24,730	Innoviva, Inc.*	306,405
5,270	Integer Holdings Corp.*	427,871
48,010	Kamada, Ltd.*	311,105
33,200	Lantheus Holdings, Inc.*	447,868
11,475	PetIQ, Inc.*	441,214
6,030	Semler Scientific, Inc.*	566,820
19,495	Vanda Pharmaceuticals, Inc.*	256,164
		2,757,447

	Industrials-15.66%
102,175	ACCO Brands Corp.	863,379
13,035	ArcBest Corp.	556,203
5,000	Boise Cascade Co.	239,000
27,900	CAI International, Inc.	871,596
3,928	Northwest Pipe Co.*	111,162
21,680	Vectrus, Inc.*	1,077,930
		3,719,270

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	17

Schedule of Investments	James Micro Cap Fund

December 31, 2020 (Unaudited)

Shares		Value
	Information Technology-16.34%
2,300	ePlus, Inc.*	$202,285
6,240	Insight Enterprises, Inc.*	474,801
7,368	International Money Express, Inc.*	114,351
20,435	Nova Measuring Instruments, Ltd.*	1,442,711
29,692	PC Connection, Inc.	1,404,135
6,500	Sykes Enterprises, Inc.*	244,855
		3,883,138

	Materials-4.94%
4,000	Innospec, Inc.	362,920
18,045	Schnitzer Steel Industries, Inc., Class A	575,816
2,070	United States Lime & Minerals, Inc.	235,980
		1,174,716
TOTAL COMMON STOCKS
(Cost $16,725,364)		23,273,577

Shares		Value
SHORT TERM INVESTMENTS-2.06%
	Mutual Fund-2.06%
489,987	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.040%	489,987

TOTAL SHORT TERM INVESTMENTS
(Cost $489,987)		489,987

TOTAL INVESTMENT SECURITIES-100.02%
(Cost $17,215,351)		23,763,564
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.02)%		(3,877)
NET ASSETS-100.00%		$23,759,687

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

18	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-72.23%
	Communication Services-5.50%
200	Alphabet, Inc., Class A*	$350,528
6,160	Comcast Corp., Class A	322,784
3,825	NetEase, Inc., ADR	366,320
3,875	Verizon Communications, Inc.	227,656
		1,267,288

	Consumer Discretionary-7.51%
100	Amazon.com, Inc.*	325,693
2,190	Best Buy Co., Inc.	218,540
90	Chipotle Mexican Grill, Inc.*	124,804
1,450	Home Depot, Inc.	385,149
1,000	LGI Homes, Inc.*	105,850
970	McDonald's Corp.	208,143
1,355	Target Corp.	239,198
885	Tractor Supply Co.	124,413
		1,731,790

	Consumer Staples-3.82%
6,950	Kroger Co.	220,732
1,690	Procter & Gamble Co.	235,147
2,950	Walmart, Inc.	425,243
		881,122

	Energy-3.17%
2,350	Chevron Corp.	198,457
5,550	EOG Resources, Inc.	276,778
3,600	Renewable Energy Group, Inc.*	254,952
		730,187

	Exchange Traded Funds-3.06%
11,255	iShares® Gold Trust*	204,053
5,600	iShares® MSCI Emerging Markets ETF	289,352
550	iShares® Russell 2000® ETF	107,833
800	iShares® Russell 2000 Value ETF	105,400
		706,638

	Financials-7.99%
475	BlackRock, Inc.	342,731
300	FactSet Research Systems, Inc.	99,750
12,885	Fifth Third Bancorp	355,239
1,150	Goldman Sachs Group, Inc.	303,266
2,000	JPMorgan Chase & Co.	254,140
2,430	LPL Financial Holdings, Inc.	253,255
2,355	Progressive Corp.	232,862
		1,841,243

	Health Care-9.40%
3,015	Abbott Laboratories	330,112
998	Anthem, Inc.	320,448
6,000	ARK Genomic Revolution ETF	559,560
1,295	Johnson & Johnson	203,807
3,125	Medtronic PLC	366,063

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	19

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
	Health Care (continued)
3,220	Pfizer, Inc.	$118,528
399	Viatris, Inc.*	7,477
1,595	Zoetis, Inc.	263,973
		2,169,968

	Industrials-9.58%
3,475	AGCO Corp.	358,238
1,935	Caterpillar, Inc.	352,209
1,295	Deere & Co.	348,420
1,240	FedEx Corp.	321,929
495	Generac Holdings, Inc.*	112,568
575	Lockheed Martin Corp.	204,114
3,310	MasTec, Inc.*	225,676
1,220	United Rentals, Inc.*	282,930
		2,206,084

	Information Technology-18.71%
720	Adobe, Inc.*	360,086
5,725	Apple, Inc.	759,650
777	ASML Holding NV	378,958
1,900	Cadence Design Systems, Inc.*	259,217
800	Lam Research Corp.	377,816
3,650	Logitech International SA	354,744
820	Mastercard, Inc., Class A	292,691
2,090	Microsoft Corp.	464,858
600	NVIDIA Corp.	313,320
1,600	PayPal Holdings, Inc.*	374,720
685	ServiceNow, Inc.*	377,045
		4,313,105

	Materials-1.65%
735	Avery Dennison Corp.	114,006
4,475	Newmont Mining Corp.	268,008
		382,014

	Real Estate-0.84%
270	Equinix, Inc., REIT	192,829
		192,829

	Utilities-1.00%
6,155	NRG Energy, Inc.	231,120
		231,120
TOTAL COMMON STOCKS
(Cost $13,789,671)		16,653,388

Shares or Principal Amount		Value
CORPORATE BONDS-10.52%
	Consumer Discretionary-2.35%
$500,000	Starbucks Corp., 2.550%, 11/15/30	540,569

	Exchange Traded Funds-4.14%
4,894	iShares® Convertible Bond ETF	472,516

See Notes to Financial Statements.

20	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2020 (Unaudited)

Shares or Principal Amount		Value
	Exchange Traded Funds (continued)
5,821	SPDR® Bloomberg Barclays Convertible Securities ETF	$481,921
		954,437

	Financials-1.64%
250,000	Citigroup, Inc., 3.875%, 3/26/25	279,024
100,000	Wells Fargo & Co., 2.000%, 5/15/25	100,184
		379,208

	Health Care-1.08%
250,000	AstraZeneca PLC, 0.700%, 4/8/26	248,620

	Industrials-0.23%
50,000	General Electric Co., 2.700%, 10/9/22	52,152

	Information Technology-1.08%
250,000	Automatic Data Processing, Inc., 1.250%, 9/1/30	249,392

TOTAL CORPORATE BONDS
(Cost $2,132,439)		2,424,378

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-4.34%
	Federal Farm Credit Banks Funding Corp.-2.17%
500,000	0.670%, 8/4/25	500,036

	Federal National Mortgage Association-2.17%
500,000	0.560%, 10/22/25	500,208

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $1,000,000)		1,000,244

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-8.87%
	U.S. Treasury Bonds-4.98%
1,000,000	2.625%, 2/15/29	1,147,383

	U.S. Treasury Notes-2.24%
500,000	1.125%, 2/28/25	517,558

	United States Treasury Inflation Indexed Bonds-1.65%
375,469	0.625%, 7/15/21	380,341

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $1,932,853)		2,045,282

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	21

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2020 (Unaudited)

	Shares or Principal Amount	Value
	SHORT TERM INVESTMENTS-3.98%
	Mutual Fund-3.98%
917,821	First American Treasury Obligations Fund, Class X, 7-Day Yield 0.040%	$917,821

	TOTAL SHORT TERM INVESTMENTS
	(Cost $917,821)	917,821

	TOTAL INVESTMENT SECURITIES-99.94%
	(Cost $19,772,784)	23,041,113
	OTHER ASSETS IN EXCESS OF LIABILITIES-0.06%	13,208
	NET ASSETS-100.00%	$23,054,321

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

22	www.jamesinvestment.com

James Advantage Funds	Statements of Assets and Liabilities

December 31, 2020 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
ASSETS:
Investment securities:
At cost	$544,838,682	$26,739,238	$17,215,351	$19,772,784
At value	$638,608,063	$34,566,311	$23,763,564	$23,041,113
Dividends and interest receivable	1,836,506	59,793	25,365	32,164
Receivable for capital shares sold	8,471	1,040	–	–
Other assets	52,664	–	–	–
Total Assets	640,505,704	34,627,144	23,788,929	23,073,277

LIABILITIES:
Payable for capital shares redeemed	494,486	2,393	–	–
Accrued expenses:
Management fees	400,863	35,486	29,222	18,932
12b-1 distribution and service fees	106,398	7,246	–	–
Trustee fees	3,187	112	20	24
Other payables	168,980	–	–	–
Total Liabilities	1,173,914	45,237	29,242	18,956
Net Assets	$639,331,790	$34,581,907	$23,759,687	$23,054,321

NET ASSETS CONSIST OF:

Paid-in capital	$526,559,628	$33,274,142	$19,511,054	$22,186,716
Total Distributable Earnings	112,772,162	1,307,765	4,248,633	867,605
Net Assets	$639,331,790	$34,581,907	$23,759,687	$23,054,321

PRICING OF RETAIL CLASS SHARES:

Net assets	$497,643,568	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	23,262,815	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$21.39	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$141,688,222	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	6,711,811	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$21.11	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$34,581,907	$23,759,687	$23,054,321
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,429,665	1,507,848	2,230,340
Net assets value, offering price and redemption price per share	N/A	$24.19	$15.76	$10.34

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	23

Statements of Operations	James Advantage Funds

For the Six Months Ended December 31, 2020 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $13,850, $777, $416 and $618, respectively)	$2,968,044	$350,893	$231,622	$144,974
Interest	4,117,519	–	–	46,437
Total Investment Income	7,085,563	350,893	231,622	191,411
EXPENSES:
Management fees	2,480,536	188,905	154,305	107,882
12b-1 distribution and service fees - Retail Class	653,702	–	–	–
12b-1 distribution and service fees	–	38,602	–	–
Interest expense	16	–	–	–
Administration fee	233,235	–	–	–
Transfer agent fee	73,769	–	–	–
Custodian fees	27,731	–	–	–
Professional fees	92,697	–	–	–
Trustee fees	98,342	4,104	2,727	2,959
Registration fees	21,950	–	–	–
Shareholder report printing and mailing	35,529	–	–	–
Other expenses	46,855	–	–	–
Total Expenses	3,764,362	231,611	157,032	110,841
Net Investment Income	3,321,201	119,282	74,590	80,570
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	27,638,399	426,777	77,565	471,312
Foreign currency transactions	1,657	–	–	(13)
Total realized gain/(loss)	27,640,056	426,777	77,565	471,299
Net change in unrealized appreciation on investments	16,127,667	7,534,949	4,541,222	2,118,532
Net change in unrealized appreciation on foreign currency translation	219	–	–	24
Total change in unrealized appreciation	16,127,886	7,534,949	4,541,222	2,118,556
Net Realized and Unrealized Gain on Investments	43,767,942	7,961,726	4,618,787	2,589,855
Net Increase in Net Assets Resulting from Operations	$47,089,143	$8,081,008	$4,693,377	$2,670,425

See Notes to Financial Statements.

24	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2020 (Unaudited)	For the Year Ended June 30, 2020

FROM OPERATIONS:

Net investment income	$3,321,201	$11,393,186
Net realized gain	27,640,056	107,085
Net change in unrealized appreciation/(depreciation)	16,127,886	(17,921,840)
Net increase/(decrease) in net assets resulting from operations	47,089,143	(6,421,569)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From distributable earnings	(3,139,391)	(11,438,111)
Institutional Class Shares:
From distributable earnings	(1,121,627)	(4,402,203)
Decrease in net assets from distributions to shareholders	(4,261,018)	(15,840,314)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	5,799,146	27,111,849
Net asset value of shares issued in reinvestment of distributions to shareholders	3,060,963	11,140,768
Payments for shares redeemed	(78,392,112)	(258,653,190)
Net Decrease in net assets from Retail Class capital share transactions	(69,532,003)	(220,400,573)

Institutional Class Shares:
Proceeds from shares sold	3,855,652	20,785,892
Net asset value of shares issued in reinvestment of distributions to shareholders	1,037,342	3,792,084
Payments for shares redeemed	(44,344,987)	(152,450,448)
Net Decrease in net assets from Institutional Class capital share transactions	(39,451,993)	(127,872,472)
Total Decrease in Net Assets	(66,155,871)	(370,534,928)

NET ASSETS:

Beginning of period	705,487,661	1,076,022,589
End of period	$639,331,790	$705,487,661

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	25

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2020 (Unaudited)	For the Year Ended June 30, 2020

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	278,592	1,306,726
Shares issued in reinvestment of distributions to shareholders	145,706	540,113
Shares redeemed	(3,764,270)	(12,537,191)
Net Decrease in shares outstanding	(3,339,972)	(10,690,352)
Shares outstanding, beginning of year	26,602,787	37,293,139
Shares outstanding, end of year	23,262,815	26,602,787

Institutional Class Shares:
Shares sold	187,863	1,024,302
Shares issued in reinvestment of distributions to shareholders	50,064	186,405
Shares redeemed	(2,161,466)	(7,468,833)
Net Decrease in shares outstanding	(1,923,539)	(6,258,126)
Shares outstanding, beginning of year	8,635,350	14,893,476
Shares outstanding, end of year	6,711,811	8,635,350

See Notes to Financial Statements.

26	www.jamesinvestment.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2020 (Unaudited)	For the Year Ended June 30, 2020

FROM OPERATIONS:

Net investment income	$119,282	$167,785
Net realized gain/(loss)	426,777	(4,498,063)
Net change in unrealized appreciation/(depreciation)	7,534,949	(3,226,659)
Net increase/(decrease) in net assets resulting from operations	8,081,008	(7,556,937)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(177,673)	–
Decrease in net assets from distributions to shareholders	(177,673)	–

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	567,166	2,570,677
Net asset value of shares issued in reinvestment of distributions to shareholders	176,005	–
Payments for shares redeemed	(3,070,583)	(8,273,579)
Net Decrease in net assets from capital share transactions	(2,327,412)	(5,702,902)
Total Increase/(Decrease) in Net Assets	5,575,923	(13,259,839)

NET ASSETS:

Beginning of period	29,005,984	42,265,823
End of period	$34,581,907	$29,005,984

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	26,552	119,537
Shares issued in reinvestment of distributions to shareholders	7,349	–
Shares redeemed	(147,356)	(396,690)
Net Decrease in shares outstanding	(113,455)	(277,153)
Shares outstanding, beginning of year	1,543,120	1,820,273
Shares outstanding, end of year	1,429,665	1,543,120

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	27

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Six Months Ended December 31, 2020 (Unaudited)	For the Year Ended June 30, 2020

FROM OPERATIONS:

Net investment income	$74,590	$96,482
Net change in unrealized appreciation/(depreciation)	4,541,222	(2,592,497)
Net increase/(decrease) in net assets resulting from operations	4,693,377	(4,625,148)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(125,693)	(880,621)
Decrease in net assets from distributions to shareholders	(125,693)	(880,621)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	326,184	1,113,550
Net asset value of shares issued in reinvestment of distributions to shareholders	125,625	877,987
Payments for shares redeemed, net of redemption fee	(840,270)	(3,505,536)
Net Decrease in net assets from capital share transactions	(388,461)	(1,513,999)
Total Increase/(Decrease) in Net Assets	4,179,223	(7,019,768)

NET ASSETS:

Beginning of period	19,580,464	26,600,232
End of period	$23,759,687	$19,580,464

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	22,599	76,686
Shares issued in reinvestment of distributions to shareholders	8,043	53,384
Shares redeemed	(61,383)	(262,319)
Net Decrease in shares outstanding	(30,741)	(132,249)
Shares outstanding, beginning of year	1,538,589	1,670,838
Shares outstanding, end of year	1,507,848	1,538,589

See Notes to Financial Statements.

28	www.jamesinvestment.com

James Aggressive Allocation Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2020 (Unaudited)	For the Year Ended June 30, 2020

FROM OPERATIONS:

Net investment income	$80,570	$263,686
Net realized gain/(loss)	471,299	(2,408,560)
Net increase/(decrease) in net assets resulting from operations	2,670,425	(1,948,371)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings	(195,964)	(245,700)
Decrease in net assets from distributions to shareholders	(195,964)	(245,700)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	131,855	2,170,346
Net asset value of shares issued in reinvestment of distributions to shareholders	195,716	244,861
Payments for shares redeemed	(542,729)	(2,361,900)
Net Increase/(Decrease) in net assets from capital share transactions	(215,158)	53,307
Total Increase/(Decrease) in Net Assets	2,259,303	(2,140,764)

NET ASSETS:

Beginning of period	20,795,018	22,935,782
End of period	$23,054,321	$20,795,018

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	13,376	209,430
Shares issued in reinvestment of distributions to shareholders	19,057	23,100
Shares redeemed	(55,147)	(228,978)
Net Increase/(Decrease) in shares outstanding	(22,714)	3,552
Shares outstanding, beginning of year	2,253,054	2,249,502
Shares outstanding, end of year	2,230,340	2,253,054

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	29

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2020 (Unaudited)		For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Net asset value - beginning of year	$20.08		$20.69	$23.32	$24.70	$24.14	$24.96
Income/(Loss) from investment operations:
Net investment income(a)	0.10		0.26	0.25	0.26	0.25	0.25
Net realized and unrealized gain/(loss)	1.34		(0.50)	(0.64)	0.24	0.68	(0.41)
Total from investment operations	1.44		(0.24)	(0.39)	0.50	0.93	(0.16)

Less distributions:
From net investment income	(0.10)		(0.22)	(0.29)	(0.27)	(0.28)	(0.23)
From net realized gain on investments	(0.03)		(0.15)	(1.95)	(1.61)	(0.09)	(0.43)
Total distributions	(0.13)		(0.37)	(2.24)	(1.88)	(0.37)	(0.66)
Paid-in capital from redemption fees	–		–	–	–	0.00 (b)	–
Net asset value at end of year	$21.39		$20.08	$20.69	$23.32	$24.70	$24.14

Total return	7.19	%(c)	(1.18)%	(1.24)%	1.87%	3.92%	(0.64)%

Net assets, end of year (in thousands)	$497,644		$534,314	$771,733	$1,514,451	$2,163,786	$2,892,809

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.17	%(d)	1.13%	1.06%	0.99%	0.96%	0.96%
Ratio of net investment income to average net assets	0.92	%(d)	1.26%	1.14%	1.05%	1.02%	1.03%
Portfolio turnover rate	37	%(c)	36%	71%	75%	46%	46%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

30	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2020 (Unaudited)		For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016

Net asset value - beginning of year	$19.82		$20.43	$23.06	$24.44	$23.89	$24.72
Income/(Loss) from investment operations:
Net investment income(a)	0.12		0.31	0.30	0.31	0.31	0.31
Net realized and unrealized gain/(loss)	1.33		(0.50)	(0.63)	0.25	0.68	(0.42)
Total from investment operations	1.45		(0.19)	(0.33)	0.56	0.99	(0.11)

Less distributions:
From net investment income	(0.13)		(0.27)	(0.35)	(0.33)	(0.35)	(0.29)
From net realized gain on investments	(0.03)		(0.15)	(1.95)	(1.61)	(0.09)	(0.43)
Total distributions	(0.16)		(0.42)	(2.30)	(1.94)	(0.44)	(0.72)
Paid-in capital from redemption fees	–		–	–	–	0.00 (b)	–
Net asset value at end of year	$21.11		$19.82	$20.43	$23.06	$24.44	$23.89

Total return	7.32	%(c)	(0.93)%	(0.99)%	2.16%	4.19%	(0.43)%

Net assets, end of year (in thousands)	$141,688		$171,173	$304,290	$836,234	$1,220,095	$1,512,751

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.92	%(d)	0.88%	0.80%	0.74%	0.71%	0.71%
Ratio of net investment income to average net assets	1.17	%(d)	1.52%	1.38%	1.30%	1.27%	1.28%
Portfolio turnover rate	37	%(c)	36%	71%	75%	46%	46%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	31

Financial Highlights	James Small Cap Fund

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2020 (Unaudited)		For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016

Net asset value - beginning of year	$18.80		$23.22	$30.13	$33.96	$30.64	$33.47
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.08		0.10	(0.01)	(0.10)	0.21	0.17
Net realized and unrealized gain/(loss)	5.44		(4.52)	(4.76)	3.82	3.28	(1.64)
Total from investment operations	5.52		(4.42)	(4.77)	3.72	3.49	(1.47)

Less distributions:
From net investment income	(0.13)		–	–	(0.19)	(0.17)	(0.12)
From net realized gain on investments	–		–	(2.14)	(7.36)	–	(1.24)
Total distributions	(0.13)		–	(2.14)	(7.55)	(0.17)	(1.36)
Net asset value at end of year	$24.19		$18.80	$23.22	$30.13	$33.96	$30.64

Total return	29.34	%(b)	(19.04)%	(15.63)%	11.41%	11.36%	(4.62)%

Net assets, end of year (in thousands)	$34,582		$29,006	$42,266	$58,267	$67,603	$84,226

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.77	%(c)	0.47%	(0.02)%	(0.32)%	0.62%	0.55%
Portfolio turnover rate	26	%(b)	35%	75%	124%	129%	57%

(a)	Calculated using the average shares method.

(b)	Not Annualized.

(c)	Annualized.

See Notes to Financial Statements.

32	www.jamesinvestment.com

James Micro Cap Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2020 (Unaudited)		For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016

Net asset value - beginning of year	$12.73		$15.92	$17.88	$17.27	$15.03	$15.11
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.05		0.06	0.01	(0.04)	0.04	(0.04)
Net realized and unrealized gain/(loss)	3.06		(2.70)	(1.06)	1.99	2.20	(0.06)
Total from investment operations	3.11		(2.64)	(1.05)	1.95	2.24	(0.10)

Less distributions:
From net investment income	(0.08)		(0.04)	–	(0.06)	–	(0.01)
From net realized gain on investments	–		(0.51)	(0.91)	(1.29)	–	–
Total distributions	(0.08)		(0.55)	(0.91)	(1.35)	–	(0.01)
Paid-in capital from redemption fees	–		0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.03
Net asset value at end of year	$15.76		$12.73	$15.92	$17.88	$17.27	$15.03

Total return	24.47	%(c)	(17.38)%	(5.25)%	11.62%	14.90%	(0.44)%

Net assets, end of year (in thousands)	$23,760		$19,580	$26,600	$28,805	$31,809	$26,515

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.71	%(d)	0.41%	0.05%	(0.22)%	0.23%	(0.24)%
Portfolio turnover rate	17	%(c)	35%	65%	37%	97%	44%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2020	33

Financial Highlights	James Aggressive Allocation Fund

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2020 (Unaudited)		For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016(a)

Net asset value - beginning of year	$9.23		$10.20	$10.66	$10.00	$9.47	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.04		0.12	0.13	0.10	0.09	0.07
Net realized and unrealized gain/(loss)	1.16		(0.98)	(0.50)	0.64	0.53	(0.57)
Total from investment operations	1.20		(0.86)	(0.37)	0.74	0.62	(0.50)

Less distributions:
From net investment income	(0.09)		(0.11)	(0.09)	(0.08)	(0.09)	(0.03)
Total distributions	(0.09)		(0.11)	(0.09)	(0.08)	(0.09)	(0.03)
Net asset value at end of year	$10.34		$9.23	$10.20	$10.66	$10.00	$9.47

Total return	12.99	%(c)	(8.60)%	(3.40)%	7.36%	6.54%	(4.98)%

Net assets, end of year (in thousands)	$23,054		$20,795	$22,936	$10,989	$9,954	$7,172
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.01	%(d)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	0.73	%(d)	1.22%	1.29%	0.90%	0.95%	0.81%
Portfolio turnover rate	54	%(c)	80%	69%	219%	198%	218%

(a)	Fund commenced operations on July 1, 2015.

(b)	Calculated using the average shares method.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

34	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

December 31, 2020 (Unaudited)

1.	ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of December 31, 2020, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $15.5 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of December 31, 2020, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $5.0 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $0 and $1,201 for the six months ended December 31, 2020 and the year ended June 30, 2020, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fee” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

Semi-Annual Report | December 31, 2020	35

Notes to Financial Statements	James Advantage Funds

December 31, 2020 (Unaudited)

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

December 31, 2020 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$293,023,146	$—	$—	$293,023,146
Exchange Traded Funds	43,517,312	—	—	43,517,312
Corporate Bonds	—	76,300,047	—	76,300,047
Municipal Bonds	—	17,659,766	—	17,659,766
U.S. Government Agencies	—	36,919,501	—	36,919,501
Mortgage Backed Securities	—	24,612,402	—	24,612,402
U.S. Treasury Bonds & Notes	128,985,166	—	—	128,985,166
Foreign Bonds	—	7,622,579	—	7,622,579
Short Term Investments	4,039,394	—	—	4,039,394
Total	$475,493,768	$163,114,295	$—	$638,608,063

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$33,676,002	$—	$—	$33,676,002
Short Term Investments	890,309	—	—	890,309
Total	$34,566,311	$—	$—	$34,566,311

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$23,273,577	$—	$—	$23,273,577
Short Term Investments	489,987	—	—	489,987
Total	$23,763,564	$—	$—	$23,763,564

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,387,190	$—	$—	$15,387,190
Exchange Traded Funds	2,115,234	—	—	2,115,234
Corporate Bonds	—	1,469,942	—	1,469,942
U.S. Government Agencies	—	1,000,244	—	1,000,244
U.S. Treasury Bonds & Notes	2,045,282	—	—	2,045,282
Short Term Investments	917,821	—	—	917,821
Total	$20,570,927	$2,470,186	$—	$23,041,113

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Semi-Annual Report | December 31, 2020	37

Notes to Financial Statements	James Advantage Funds

December 31, 2020 (Unaudited)

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2020, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

38	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

December 31, 2020 (Unaudited)

London Interbank Offered Rate Risk

Holdings of certain of the Funds’ underlying investments, and the Funds’ financing terms, may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the six months ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Tax cost of portfolio investments	$545,133,907	$26,728,876	$17,215,351	$19,772,784
Gross unrealized appreciation	$95,797,174	$9,102,274	$7,113,147	$3,419,127
Gross unrealized depreciation	(2,323,018)	(1,264,839)	(564,934)	(150,798)
Net unrealized appreciation	93,474,156	7,837,435	6,548,213	3,268,329
Total	$93,474,156	$7,837,435	$6,548,213	$3,268,329

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

The tax character of distributions paid for the year ended June 30, 2020 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$9,343,727	$—	$64,550	$245,700
Long-Term Capital Gains	6,496,587	—	816,071	—
Total	$15,840,314	$—	$880,621	$245,700

The tax character of distributions paid for the year ended June 30, 2019 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$20,313,773	$749,518	$—	$96,369
Long-Term Capital Gains	136,173,649	3,068,650	1,453,635	—
Total	$156,487,422	$3,818,168	$1,453,635	$96,369

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of December 31, 2020.

Semi-Annual Report | December 31, 2020	39

Notes to Financial Statements	James Advantage Funds

December 31, 2020 (Unaudited)

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Small Cap Fund	$3,345,554	$—
James Aggressive Allocation Fund	958,355	5,070

The Funds elect to defer to the year ending June 30, 2021 capital losses recognized during the period November 1, 2019 through December 31, 2020 in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$7,223,507
James Small Cap Fund	3,709,815
James Micro Cap Fund	2,357,000
James Aggressive Allocation Fund	1,905,041

3.	INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the six months ended December 31, 2020 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$6,498,000	$108,929,242
James Aggressive Allocation Fund	1,000,000	3,647,684

Purchases and sales (including maturities) of investments in long- term securities other than U.S. Government Obligations for the six months ended December 31, 2020 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$240,588,241	$246,847,761
James Small Cap Fund	7,601,011	9,203,565
James Micro Cap Fund	3,303,573	3,337,937
James Aggressive Allocation Fund	10,416,214	8,720,564

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Investment Management Agreements”).

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. Adviser is not entitled to recoupment of such expenses.

40	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements

December 31, 2020 (Unaudited)

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the six months ended December 31, 2020 are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the six months ended December 31, 2020 are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plans require that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before the Adviser will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4)   $2,100 for any special meeting held outside of a regularly scheduled board meeting that the Trustee is required to attend in person, (5) $210 for any special telephonic meetings held outside of a regularly scheduled board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5.	COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. During the six months ended December 31, 2020, the James Balanced: Golden Rainbow Fund utilized its line of credit. The average amount of borrowings was $180,000 over 1 day with a weighted-average interest rate of 3.25%. During the six months ended December 31, 2020, the James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund did not utilize their line of credit. Interest on funded and unfunded loans was $16 for the James Balanced: Golden Rainbow Fund. Each Fund’s line of credit agreement expired on July 8, 2020 and was renewed for one year.

The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$35,000,000	Prime Rate*	July 7, 2021
James Small Cap Fund	$1,250,000	Prime Rate*	July 7, 2021
James Micro Cap Fund	$750,000	Prime Rate*	July 7, 2021
James Aggressive Allocation Fund	$500,000	Prime Rate*	July 7, 2021

*	The rate at which the Bank announces as its prime lending rate.

Semi-Annual Report | December 31, 2020	41

Additional Information	James Advantage Funds

December 31, 2020 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission’s website at http://www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.jamesinvestment.com, or upon request, without charge by calling at 1-800-995-2637.

42	www.jamesinvestment.com

James Advantage Funds	Privacy Policy

December 31, 2020 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions

●	account transactions and transaction history

●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●   open an account or deposit money

●   direct us to buy securities or direct us to sell your securities

●   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●   affiliates from using your information to market to you.

●   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

Semi-Annual Report | December 31, 2020	43

INVESTMENT ADVISER
James Investment
Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesinvestment.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Davis Graham
& Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

For information about the Funds, or to make inquiries about the Funds, please call 1-800-99JAMES (1-800-995-2637).

www.jamesinvestment.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By:	/s/ Barry R. James
Barry R. James
President

Date:	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barry R. James
Barry R. James
President

Date:	March 4, 2021

By:	/s/ Amy K. Broerman
Amy K. Broerman
Chief Financial Officer

Date:	March 4, 2021